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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-KA

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported)
                               December 23, 1998



                            TRANSCEND SERVICES, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                         0-18217                33-0378756
(State or other jurisdiction of    (Commission File Number)   (I.R.S.Employer
 incorporation or organization)                             Identification No.)



                        3353 Peachtree Road, Suite 1000
                               Atlanta, GA 30326
                                 (404) 364-8000
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

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Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (a) Financial Statements of Business Acquired: It has been determined that the acquisition of the net assets of TCM Services, Inc. does not constitute a significant subsidiary. Accordingly, no financial statement will be filed in connection therewith.

        (b)  Pro Forma Financial Information: Not applicable.

        (c)  Exhibits:   Not applicable.
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TRANSCEND SERVICES, INC.


March 8, 1999                 By:  /s/ Larry G. Gerdes
                                 --------------------------
                                    Larry G. Gerdes,
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)

March 8, 1999
                              By:  /s/ Doug Shamon
                                 --------------------------
                                    Doug Shamon
                                    Executive Vice President,
                                    Chief Financial Officer (Principal
                                    Financial and Accounting Officer)